Exhibit 99.2
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                              COMPLETION GUARANTEE


                                     for the
                  KERN RIVER GAS TRANSMISSION EXPANSION PROJECT

                                     between

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                                       and

                         Union Bank of California, N.A.
                             as Administrative Agent
      for the benefit of the Banks party to a Credit Agreement dated as of
          June 21, 2002 among Kern River Gas Transmission Company, the
                       Administrative Agent, and the Banks
                      ___________________________________




                            Dated as of June 21, 2002


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


                                TABLE OF CONTENTS

1.    DEFINITIONS AND RULES OF INTERPRETATION..................................1
2.    GUARANTEE................................................................1
3.    LIMITATIONS..............................................................5
4.    ATTORNEYS' FEES..........................................................6
5.    REPRESENTATIONS AND WARRANTIES...........................................6
6.    GUARANTOR EVENTS OF DEFAULT..............................................8
7.    WAIVERS; REMEDIES CUMULATIVE.............................................9
8.    NOTICES..................................................................9
9.    LANGUAGE................................................................11
10.      SUCCESSORS AND ASSIGNMENTS...........................................11
11.      JURISDICTION.........................................................11
12.      GOVERNING LAW........................................................12
13.      SEVERABILITY.........................................................12
14.      HEADINGS.............................................................13
15.      ENTIRE AGREEMENT; AMENDMENTS.........................................13
16.      FURTHER ASSURANCES...................................................13
17.      COUNTERPARTS.........................................................13

     COMPLETION GUARANTEE, dated as of June 21, 2002 (this "Guarantee"), given by MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa corporation (the "Guarantor"), in favor of UNION BANK OF CALIFORNIA, N.A., as Administrative Agent (the "Administrative Agent") for the benefit of the Banks (as hereinafter defined).

                                    RECITALS

     A........Kern  River Gas Transmission  Company, a Texas general partnership
(the "Borrower"), is developing the Expansion Project, which is being financed in part by loans provided pursuant to the Credit Agreement (as such term is hereinafter defined).

     B........The  Borrower  is  an  indirect  wholly-owned  subsidiary  of  the
Guarantor and the Guarantor will derive substantial direct and indirect benefit from the making of the Loans to the Borrower. Accordingly, the Guarantor is prepared to enter, execute, deliver and perform this Guarantee.

                                    AGREEMENT

     In consideration of the Banks entering into and making the financial accommodations contemplated by the Credit Agreement (as hereinafter defined) to which such Banks are parties and as a condition precedent to the Banks' obligations under the Credit Agreement, the parties hereto hereby agree as follows:

1.       DEFINITIONS AND RULES OF INTERPRETATION

     Except as otherwise expressly provided herein, capitalized terms used but not defined in this Guarantee shall have the meanings given such terms in Appendix A to the Credit Agreement, dated as of June 21, 2002, and as may be amended from time to time (the "Credit Agreement"), among the Borrower, the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch ("CSFB"), as a lead arranger and bookrunner, Commerzbank AG, New York Branch ("Commerzbank") as a lead arranger and book runner, and the banks and other financial institutions from time to time party thereto (the "Banks"), and the rules of interpretation set forth in Appendix A to the Credit Agreement shall apply to this Guarantee.

GUARANTEE

     1.1 Guarantee. Subject to Section 3, the Guarantor hereby irrevocably and unconditionally guarantees to the Administrative Agent, for the benefit of the Banks, that Completion shall occur on or prior to the earlier of (i) any Acceleration Event and (ii) June 30, 2004. The Guarantor hereby irrevocably and unconditionally agrees for the benefit of the Banks to cause each partner of the Borrower to make capital contributions to the Borrower of all amounts necessary to achieve Completion. All performance or payments hereunder (or damages in respect of this Agreement) shall be made without set-off or counter claims and net of any taxes (subject to the exceptions set forth in the Credit Agreement).

     In addition, the Guarantor shall contribute or cause a partner or partners of the Borrower to make capital contributions to the Borrower, without limiting any other obligation under this Guarantee, by the Date Certain or upon an event of Abandonment, in a minimum aggregate amount of $375,000,000. In no event shall equity contributed to the Borrower prior to the receipt of the FERC Certificate count toward discharging or reducing the $375,000,000 equity commitment, unless the FERC Certificate is received on or prior to November 30, 2003.

     The Guarantor shall cause the Borrower to diligently pursue Completion and in no event shall permit the Abandonment of the Expansion Project by the Borrower.

     This Guarantee is (i) a primary obligation of the Guarantor, and (ii) subject to Section 3, a continuing guarantee.

     1.2 Financial Covenants. The Guarantor shall furnish to the Administrative Agent and each Bank copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Guarantor, unaudited statements of income, retained earnings and cash flows of the Guarantor (commencing with the quarter ending March 31, 2002) for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheets of the Guarantor as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year); and

          (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, audited statements of income, retained earnings and cash flows of the Guarantor for such fiscal year

     (commencing with the year ending December 31, 2001) and the related balance sheet of the Guarantor as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present in all material respects the financial condition and results of operations of the Guarantor as at the end of and for, such fiscal year in accordance with GAAP.

     1.3 Notices. The Guarantor shall promptly give written notice (with copies of any such underlying notice) to the Administrative Agent and each Bank, but in no event later than 3 days prior to the time any Person (other than an existing shareholder, Affiliates or family members of existing shareholders) will become an equity holder of more than 5% of the equity of the Guarantor or the occurrence of any other change in or transfer of more than 5% of the ownership interests (other than to an existing shareholder, Affiliates or family members of existing shareholders) in the Guarantor, which notice shall identify such Person and such Person's interest in the Guarantor and shall describe, in reasonable detail, such other change or transfer.

     1.4 Waiver of Defenses. The obligations of the Guarantor hereunder shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to release or otherwise exonerate the Guarantor from its obligations hereunder in whole or in part, including without limitation, and whether or not known to the Guarantor, the Administrative Agent, the Collateral Agent or any Bank:

          (a) any time, indulgence or waiver granted to the Borrower, the Guarantor or any other Person, or any failure to enforce any rights, remedies or securities against the Borrower, the Guarantor or any other Person;

          (b) any taking, variation, renewal, exchange, compromise, release, refusal or neglect to perfect or take up, or failure to realize the full value of any collateral for any or all of the Obligations, or any non-presentment or non-observance of any formality or other requirement in respect of any instrument;

          (c) any legal limitation, disability, incapacity or other similar circumstance relating to the Borrower, the Guarantor or any other Person, including, without limitation, the inability to secure any governmental approval necessary for the construction, ownership or operation of the Expansion Project;

          (d) any unenforceability, invalidity or frustration of any obligation of the Borrower, the Guarantor or any other Person under any Operative Documents or any other document or security, so that the Guarantor's obligations hereunder shall remain in full force, and this Guarantee shall be construed accordingly, as if there were no such unenforceability, invalidity or frustration;

          (e) any amendment, modification, supplement, extension, or renewal of the Credit Agreement or any of the Obligations or other Operative Documents or any of the Obligations arising thereunder, including without limitation, modifications, extensions or renewals of payment dates or subordination of security;

          (f) any other circumstance, condition or event that might constitute or give rise to a defense to performance and/or payment by the Guarantor of its obligations under this Guarantee (other than performance and/or payment of the obligations in question by the Borrower or the Guarantor); and

          (g) any notice (including notice of the acceptance of this Guarantee), promptness, diligence, presentment, protest and demand with respect to any of the Obligations, and all other demands whatsoever, and, to the extent the Guarantor may legally do so, the benefit of all provisions of Legal Requirements which are or might be in conflict with the terms of this Guarantee.

     1.5 Immediate Recourse. The Guarantor waives any right it may have of first requiring the Administrative Agent, the Collateral Agent any Bank or any other Person to proceed or enforce any rights against the Borrower or any Collateral, or to claim from the Borrower or any other Person, before making a claim against the Guarantor under this Guarantee.

     1.6 Preservation of Rights. Until all amounts which may be or become payable by the Borrower in respect of the Obligations have been irrevocably and unconditionally paid and discharged in full, the Administrative Agent, the Banks and the Collateral Agent may:

          (a) refrain from applying or enforcing any other security, moneys or rights held or received by the Collateral Agent or the Banks in respect of such amounts, or apply and enforce the same in such manner and order as the Collateral Agent and the Banks see fit (whether against such amounts or otherwise); and

          (b) hold in a suspense account (with any interest accruing thereon to be credited to such suspense account) any moneys received by them from the Guarantor or on account of the Guarantor's liabilities under this Guarantee.

     1.7 Subrogation. Notwithstanding any payment or payments made by the Guarantor under this Guarantee, the Guarantor shall not have any right of subrogation, and, until the Obligations have been indefeasibly paid in full, the Guarantor shall not have (a) any rights to enforce any remedy that the Collateral Agent or the Banks may have against the Borrower; (b) the benefit of, or any rights to participate in, any security with respect to the Obligations now or hereafter held by the Administrative Agent, the Collateral Agent, the Account Bank or the Banks; or (c) any rights of reimbursement, assignment, indemnification or contribution or any similar rights against the Borrower.

     1.8 Additional Security. This Guarantee shall be in addition to, and shall not in any way be prejudiced by, any other security now or hereafter held by or on behalf of the Administrative Agent, the Collateral Agent, the Account Bank or the Banks as security for the obligations of the Borrower under the Credit Agreement, it being acknowledged and agreed by the parties hereto that payments by the Guarantor hereunder shall not constitute security for the Loans.

     1.9 Independent and Separate Obligation of the Guarantor. The obligations of the Guarantor hereunder are independent of the Obligations, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against the Guarantor whether or not the Borrower is joined therein or a separate action or actions are brought against the Borrower or the Guarantor.

     1.10 Taxes and Claims. The Guarantor shall pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property when due except (i) for any such tax, assessment charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP and (ii) to the extent that failure to pay such taxes will not have a Material Adverse Effect on the Guarantor.

2.       LIMITATIONS

     Notwithstanding any other provision of this Agreement, the obligations of the Guarantor under this Guarantee shall terminate upon the earlier to occur of:
(a) Completion and (b) the indefeasible repayment in full of the Obligations.

3.       ATTORNEYS' FEES.

     If the Administrative Agent, the Collateral Agent, the Account Bank and/or the Banks are required to pursue any remedy against the Guarantor in connection with this Guarantee, the Guarantor shall pay to the Administrative Agent, the Collateral Agent, the Account Bank and the Banks, as the case may be, upon demand, all fees and expenses of counsel to the Administrative Agent, the Collateral Agent, the Account Bank and the Banks and all other related costs incurred by the Administrative Agent, the Collateral Agent, the Account Bank and/or the Banks in connection therewith.

4.       REPRESENTATIONS AND WARRANTIES

     The Guarantor represents and warrants to the Administrative Agent (for the benefit of the Banks) on the date of this Guarantee:

          (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa and (ii) has all requisite corporate power and authority necessary to conduct its business as now being conducted and to execute, deliver and perform its obligations under this Guarantee and any other Operative Documents to which it is a party.

          (b) The execution, delivery and performance by the Guarantor of this Guarantee and any other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Guarantor, and such agreements have been duly and validly executed and delivered by the Guarantor.

          (c) This Guarantee and any other Operative Documents to which the Guarantor is a party constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except (i) as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (ii) as enforceability thereof may be subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

          (d) All Governmental Authorizations and any other authorizations required in connection with the execution, delivery or performance by the Guarantor of this Guarantee and any other Operative Document to which it is a party, or for the validity or enforceability thereof, have been obtained or effected and are in full force and effect.

          (e) All financial statements with respect to the Guarantor delivered by the Guarantor to the Administrative Agent and each Bank in accordance with the Credit Agreement have been prepared in good faith and on a reasonable basis and fairly present the financial condition of the Guarantor as of the date of or for the period covered by such financial statements.

          (f) The obligations of the Guarantor under this Guarantee rank, and will continue to rank, at least pari passu with all of its other unsecured and unsubordinated liabilities (contingent or otherwise) and its unsecured and unsubordinated obligations, except for obligations that are mandatorily preferred by law.

          (g) Neither the execution and delivery by the Guarantor of this Guarantee, nor its compliance with, or performance of the terms and conditions of, this Guarantee, (i) will contravene any Legal Requirement or any order, writ, injunction, or decree of any court or governmental authority, or (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement, contract, or instrument to which the Guarantor is a party, except for any such conflict, breach or default that would not reasonably be expected to have a material adverse effect on the Guarantor's ability to perform its obligations under this Guarantee.

          (h) There is no action, suit or proceeding at law or in equity by or before any court or arbitral tribunal now pending or, to the best knowledge of the Guarantor, threatened against the Guarantor which would reasonably be expected to have a material adverse effect on the Guarantor's ability to perform its obligations under this Guarantee.

          (i)  The  Guarantor  is  not  an  "investment  company"  or a  company
     "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (j) The Guarantor and each of its subsidiaries is either (i) not a "holding company" or a "subsidiary company" of a "public utility holding company" as defined in PUHCA, or (ii) exempt from regulation as a registered utility holding company under PUHCA, or, if no such exemption is available, the Guarantor or such subsidiary is a duly registered holding company under PUHCA and has obtained all requisite approvals thereunder for the Guarantor's performance of its obligations hereunder, which approvals are in full force and effect.

          (k) There is no litigation, action, suit, investigation or proceeding by or before any Governmental Authority or arbitrator pending or, to the best knowledge of the Guarantor, threatened against or affecting or involving the Guarantor, this Guarantee or any of the transactions contemplated hereby which would reasonably be expected to have a Material Adverse Effect.

          (l) There is no injunction, writ, preliminary restraining order or any order of any nature issued by an arbitrator, court or other Governmental Authority directing that any of the material transactions provided for in this Guarantee not be consummated as herein.

          (m) There is no Guarantor Event of Default or any event that with notice or lapse of time would constitute a Guarantor Event of Default.


5.       GUARANTOR EVENTS OF DEFAULT

         .........Each of the following shall be a "Guarantor Event of Default":

          (a) the public debt rating of the Guarantor shall be downgraded to below "BBB-" by S&P or "Baa3" by Moody's, and within 60 days from such downgrade, the Guarantor shall not have (i) assigned its obligations hereunder to a supplemental Guarantor with a public debt rating equal at least to the Minimum Rating (as defined below) pursuant to the documentation reasonably satisfactory to the Administrative Agent and a minimum Net Worth of $2,000,000,000 or (ii) caused a supplemental Guarantor with a long term debt rating equal to at least "BBB-" by S&P and "Baa3" by Moody's ( the "Minimum Rating") and a minimum Net Worth of $2,000,000,000 to enter into a guarantee substantially similar to this Guarantee and deliver opinions and certificates as may be reasonably requested by the Administrative Agent in connection with such supplemental guarantee; provided that such supplemental guarantee shall not contain events of default substantially similar to Sections 6(d), (e) or (f) hereof;

          (b) any payment event of default shall exist, following the expiration of any applicable cure period, with respect to any indebtedness of the Guarantor in the aggregate principal amount in excess of $50,000,000, which would permit the holder of such indebtedness to declare that such indebtedness has become due prior to its stated maturity;

          (c) any Event of Bankruptcy shall occur with respect to the Guarantor;

          (d) Berkshire Hathaway shall cease to own, free and clear of all Liens, directly or indirectly, on a fully diluted basis (assuming conversion of all convertible preferred stock) at least 50.1% of the issued and outstanding Capital Stock of the Guarantor;

          (e) the Guarantor shall cease to maintain Control (as defined below) of the Borrower and the operations and maintenance of the Project (it being understood that for all purposes of this Section, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise);

          (f) at any time, the Guarantor shall cease to own, directly or indirectly, free and clear of all Liens at least 100% of the issued and outstanding Capital Stock of the Borrower; or

          (g) the Guarantor shall become subject to regulation as an investment company (under the Investment Company Act of 1940, as amended) or the Guarantor shall become subject to registration requirements under PUHCA and shall have (i) failed to register or (ii) failed to obtain the authorizations required under PUHCA to enable it to perform its obligations under, or for the validity of, any Loan Document.


6.       WAIVERS; REMEDIES CUMULATIVE

     .........No  failure  on the  part of the  Administrative  Agent,  any Bank and/or the Collateral Agent to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver by the Administrative Agent, any Bank and/or the Collateral Agent shall be effective unless it is in writing. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law or otherwise. Except as provided herein, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank to any other or further action in any circumstances without notice or demand.

     .........The  parties  hereto  stipulate  that the  remedies  at law of the
Administrative Agent and the Banks in the event of a default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guarantee may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof.

7.       NOTICES

     .........All notices,  requests,  demands and other communications that are required or may be given under this Guarantee shall be in writing and shall be deemed to have been duly given: (a) when received, if personally delivered; (b) when transmitted, if transmitted by telecopy or other electronic or digital transmission method, subject to the sender's facsimile machine receiving the correct answerback of the addressee and confirmation of uninterrupted transmission by a transmission report or the recipient confirming by telephone to the sender that the recipient has received the facsimile message; and (c) upon receipt, if sent by certified or registered mail, return receipt requested or if sent by a recognized overnight delivery service; provided, that a notice given in accordance with this sentence but received on a non-working day or after business hours in the place of receipt will be deemed to be given on the next working day in that place. In each case notice shall be sent to the following addresses:

         Guarantor:                         MidAmerican Energy Holdings Company
                                            302 South 36th St.
                                            Suite 400
                                            Omaha, NE 68131

         Administrative Agent:              Union Bank of California
                                            445 South Figueroa Street
                                            15th Floor
                                            Los Angeles, CA 90071
                                            Attn.: Dennis G. Blank

or to such other place and with such other copies as the Guarantor or the Administrative Agent may designate as to itself by written notice to the other party hereto pursuant to this Section 8.

8.       LANGUAGE

     .........Any  notice given under or in connection with this Guarantee shall be in English. All other documents provided under or in connection with this Guarantee shall be: (a) in English or (b) if not in English, accompanied by a certified English translation, in which case the English translation shall prevail unless the document is a statutory or other official document.

9.       SUCCESSORS AND ASSIGNMENTS

     9.1 Successors. This Guarantee shall be binding upon and inure to the benefit of the Guarantor, the Administrative Agent (for the benefit of the Banks) and their respective successors and permitted assigns.

     9.2 Transfers by Guarantor. Subject to Section 6(a), the Guarantor may not transfer or assign all or any part of its rights or obligations hereunder without the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

     9.3 Assignments by the Banks. No Bank may (except to the extent contemplated by the Credit Agreement) assign, transfer or dispose of any of its interests in, or its rights and obligations under, this Guarantee.

10.      JURISDICTION

     10.1 Consent to Jurisdiction. Each party hereto irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of this Guarantee may be brought in (i) the United States District Court for the Southern District of New York or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in New York, New York and (b) consents to the jurisdiction of each of those courts in any such suit, action or proceeding.

     10.2 Service of Process. Without prejudice to any other mode of service the
Guarantor: (a) irrevocably appoints CT Corporation System as its agent for service of process relating to any proceeding before any State or Federal Court in New York in connection with this Guarantee; (b) agrees that failure by its agent for service of process to notify the Guarantor of the service of process will not invalidate the proceedings concerned; and (c) consents to the service of process relating to any such legal action or proceeding by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to the Guarantor at its address set forth herein.

     10.3 Forum Convenience. Each party to this Guarantee (a) waives objection to all of the courts referred to in Section 11.1 on grounds of forum non conveniens or otherwise as regards proceedings in connection with this
Guarantee, and (b) agrees that a judgment of any of those courts in connection with this Guarantee shall be conclusive and binding on such party and may be enforced against it in the courts of any other jurisdiction.

     10.4 Non-exclusivity. Nothing in this Section 11 shall be construed to limit the right of any Bank or the Administrative Agent to bring proceedings against the Guarantor, in connection with this Guarantee in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

     10.5 Waiver of Jury Trial. EACH PARTY TO THIS GUARANTEE (a) KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY AND (b) ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE BANKS TO ENTER INTO THE CREDIT AGREEMENT AND RELATED FINANCING AGREEMENTS TO WHICH THEY ARE PARTIES.

11.      GOVERNING LAW

     .........This  Guarantee has been  negotiated and delivered in the State of
New York, and shall in all respects be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in the State of New York.

12.      SEVERABILITY

     .........If  any  provision  of  this  Guarantee  shall  be  prohibited  or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

13.      HEADINGS

     .........The  headings of the various  Sections of this  Guarantee  are for convenience of reference only and shall not modify, define, limit or otherwise affect the meaning of any of the terms or provisions hereof.

14.      ENTIRE AGREEMENT; AMENDMENTS

     .........This Guarantee and any agreement,  document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings with respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Guarantee and any such agreement, document or instrument, the terms, conditions and provisions of this Guarantee shall prevail. This Guarantee may only be amended or modified by an instrument in writing signed by the Guarantor and the Administrative Agent.

15.      FURTHER ASSURANCES

     .........The  Guarantor  shall  execute and  deliver to the  Administrative
Agent all such further instruments, and shall do and perform all such further acts and things, that are necessary to carry out the provisions of this Guarantee and that are reasonably requested by the Administrative Agent.

16.      COUNTERPARTS

     .........This  Guarantee may be executed in any number of counterparts  and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     .........IN WITNESS WHEREOF,  the parties hereto have caused this Guarantee to be executed by their duly authorized representatives as of the date first above written.

                                     MIDAMERICAN ENERGY HOLDINGS COMPANY,
                                     an Iowa corporation

                                     By
                                     Name:
                                     Title:


Agreed to and accepted by:

                                     UNION BANK OF CALIFORNIA, N.A.,
                                     as Administrative Agent for the benefit of the Banks

                                     By
                                     Name:
                                     Title: